Heritage Plastics, Inc.
and Related Companies
Consolidated financial statements

December 31, 2012 and 2011

HERITAGE PLASTICS, INC.
AND RELATED COMPANIES

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

                                                                                                                        March 27, 2013

To the Board of Directors
of Heritage Plastics, Inc. and Related Companies

INDEPENDENT AUDITOR’S REPORT

Report on the Financial Statements
We have audited the accompanying consolidated financial statements of Heritage Plastics, Inc. and Related Companies which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of income, changes in shareholders’ and members’ equity, and cash flows for the years then ended and the related notes to the financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Heritage Plastics, Inc. and Related Companies as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2012 AND 2011

ASSETS

	2012	2011

CURRENT ASSETS:
Cash and cash equivalents	$4,274,927	$1,573,536
Accounts receivable - trade, net of allowance	17,694,592	13,103,334
Inventory	13,466,113	11,071,396
Prepaid expenses	656,520	388,874
Total current assets	36,092,152	26,137,140

PROPERTY AND EQUIPMENT:
Buildings	5,802,048	5,802,048
Land improvements	806,814	806,814
Building improvements	266,685	266,685
Parking lot	321,532	321,532
Machinery and equipment	13,474,812	12,081,831
Office furniture and equipment	66,179	58,200
Leasehold improvements	1,771,555	1,520,313
Warehouse equipment	293,614	286,023
Vehicles	369,836	346,608
Computer equipment	319,788	68,601
	23,492,863	21,558,655
Less: accumulated depreciation	12,631,854	11,594,525
	10,861,009	9,964,130
Land	357,817	357,817
Construction-in-progress	214,332	435,479
	11,433,158	10,757,426

OTHER ASSETS:
Accounts receivable - shareholders' & members'	2,002,065	1,700,784
- related companies	1,163,470	755,919
Note receivable	—	100,000
Other	160,239	62,868
Total other assets	3,325,774	2,619,571

Total assets	$50,851,084	$39,514,137

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2012 AND 2011

LIABILITIES, SHAREHOLDERS' AND MEMBERS' EQUITY

	2012	2011

CURRENT LIABILITIES:
Accounts payable - trade	10,826,214	6,882,459
Line-of-credit	10,920,455	9,218,778
Current portion of long-term debt	1,320,335	1,345,244
Accrued commissions	393,384	516,921
Accrued sales rebates	1,580,745	1,101,374
Accrued wages	1,110,615	823,648
Accrued other	34,697	74,016
Total current liabilities	26,186,445	19,962,440

LONG-TERM DEBT, net of current portion	8,722,960	9,416,907

SHAREHOLDERS' AND MEMBERS' EQUITY:
Common stock - no par value, 103,750 shares
authorized, 2,850 shares issued and 2,450
shares outstanding	212,505	212,505
Paid-in capital	3,420,940	3,420,940
Treasury stock, 400 shares, at cost	(2,500,000)	(2,500,000)
Retained earnings	14,529,675	8,081,990
Members' equity	278,559	919,355
Total shareholders' and members' equity	15,941,679	10,134,790

Total liabilities and shareholders' and members' equity	$50,851,084	$39,514,137

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011

NET SALES	$85,721,547	$68,539,216

COST OF GOODS SOLD	71,004,806	58,620,741

Gross margin	14,716,741	9,918,475

OPERATING EXPENSES:
Selling/customer service	262,780	355,566
Administration	6,799,188	4,662,816
Shipping/receiving	620,603	494,806
Interest expense	524,745	476,217
Total operating expenses	8,207,316	5,989,405

Net operating income	6,509,425	3,929,070

OTHER INCOME	345,074	800,559

OTHER EXPENSES	(3,505)	(614,779)

Net income	$6,850,994	$4,114,850

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' AND MEMBERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	Common	Paid-in	Treasury	Retained	Members'	Total
	Stock	Capital	Shares	Earnings	Equity	Equity

BALANCE, December 31, 2010	$212,505	$3,420,940	$(2,500,000)	$5,323,430	$413,766	$6,870,641

Net income				3,485,761	629,089	4,114,850
Distributions				(727,201)	(123,500)	(850,701)

BALANCE, December 31, 2011	212,505	3,420,940	(2,500,000)	8,081,990	919,355	10,134,790

Net income (loss)				7,291,790	(440,796)	6,850,994
Distributions				(844,105)	(200,000)	(1,044,105)

BALANCE, December 31, 2012	$212,505	$3,420,940	$(2,500,000)	$14,529,675	$278,559	$15,941,679

HERITAGE PLASTICS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011

CASH FLOW FROM OPERATING ACTIVITIES:
Net income	$6,850,994	$4,114,850
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	1,042,252	986,746
Bad debt expense	437,730	61,156
(Increase) decrease in assets:
Accounts receivable	(4,928,988)	(3,380,931)
Inventories	(2,394,717)	(2,310,376)
Prepaid expenses	(267,646)	(183,434)
Accounts receivable - shareholders' and members'	(301,281)	(443,334)
Accounts receivable - related companies	(407,551)	(120,044)
Other	(97,371)	10,114
Increase (decrease) in liabilities:
Accounts payable	3,943,754	(132,270)
Accrued expenses	603,482	1,007,136
Net cash from operating activities	4,480,658	(390,387)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,939,131)	(1,439,245)
Decrease (increase) in construction in progress	221,148	(347,816)
Net cash from investing activities	(1,717,983)	(1,787,061)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings (payments) under line-of-credit agreements	1,701,677	4,307,437
Borrowings on long-term debt	693,091	977,041
Payments on long-term debt	(1,411,947)	(1,310,373)
Distributions to shareholders'	(1,044,105)	(850,701)
Net cash from financing activities	(61,284)	3,123,404

Net increase in cash	2,701,391	945,956

CASH, beginning of year	1,573,536	627,580

CASH, end of year	$4,274,927	$1,573,536

HERITAGE PLASTICS, INC. AND RELATED COMPANIES

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
Heritage Plastics, Inc., Heritage Plastics Central, Inc. and Heritage Plastics West, Inc. (the “Operating Companies”) manufacture PVC plastic pipe for a broad-based mix of industry and customers. The Operating Companies have production plants in Ohio, Florida, Texas and Utah. Effective January 1, 2012, Heritage Plastics South, Inc. and Heritage Plastics Molding, Inc. were merged into Heritage Plastics, Inc. The Operating Companies grant credit to customers throughout the nation. Consequently, the Company’s ability to collect the amounts due from customers is affected by economic fluctuations in the industry.

Carroll Rentals, LLC, Florida Rentals, LLC, and Milford Rentals, LLC (the “LLC’s”) are engaged in the rental of real estate to the operating companies in Ohio, Florida, and Utah.

Principles of Consolidation
The consolidated financial statements include the amounts of Heritage Plastics, Inc., Heritage Plastics Central, and Heritage Plastics West, all operating companies related through common ownership. In addition, Carroll Rentals, LLC, Florida Rentals, LLC, and Milford Rentals, LLC various interest real estate companies are included. All significant intercompany transactions have been eliminated in consolidation.

Revenue Recognition
The Company recognizes revenue from sales at the time of shipment. Freight costs are included in cost of goods sold.

Cash and Cash Equivalents
For purposes of classification on the consolidated balance sheets and consolidated statements of cash flows, cash and cash equivalents include cash on hand and deposits in banks.

Trade Accounts Receivable
Trade receivables are carried at original invoice amount, less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer’s financial condition, credit history, and current economic conditions. Trade receivables are written off when deemed uncollectible. Recoveries of trade receivables previously written off are recorded when received. Based on management’s assessment of the credit history with customers having outstanding balances and current relationships with them, they have concluded that a $327,255 and $328,055 allowance for doubtful accounts was necessary at December 31, 2012 and 2011, respectively.

A trade receivable is considered to be past due if any portion of the receivable balance is outstanding for more than 90 days. Interest is charged on trade receivables that are outstanding for more than 30 days and is recognized as it is charged. After the receivable becomes past due, it is on nonaccrual status and accrual of interest is suspended.

See independent auditor’s report.

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories
Inventories consist of raw materials and finished goods and are stated at the lower of cost (first-in, first-out) or market value.

Inventories as of December 31, 2012 and 2011 consisted of the following components:

	2012	2011
Raw materials	$6,336,037	$3,755,482
Supplies	286,179	444,460
Finished goods	6,843,897	6,871,454
Total inventories	$13,466,113	$11,071,396

Property and Equipment
Property and equipment are stated at cost. Depreciation is computed primarily on the straight-line method over estimated useful lives.

Income Taxes
The Operating Companies, with the consent of their stockholders, have elected to have their income taxed as S corporations under Section 1362 of the Internal Revenue Code. As such, the Operating Companies do not pay corporate income taxes and are not allowed net operating tax loss carrybacks or carryovers as deductions. Instead, the stockholders include their proportionate share of the Operating Companies’ taxable income or loss in their individual income tax returns.

The LLC’s are limited liability companies, and in lieu of income taxes, the members of the limited liability companies are taxed on their proportionate share of the taxable income.

In accounting for uncertainty in income taxes, management evaluated the entities’ tax positions and concluded that the entities had taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of this guidance. With few exceptions, the entities are no longer subject to income tax examinations by the U.S. federal, state or local tax authorities for years before 2009.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

See independent auditor’s report.

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Depreciation
Depreciation of property and equipment are provided by use of straight line method over the following useful lives:

Buildings	10 – 25 years
Machinery and Equipment	5 – 10 years
Office Furniture and Equipment	3 – 10 years
Leasehold Improvements	15 years

Uninsured Risk – Cash Deposits
The Company maintains its cash and cash equivalents balances in various financial institutions located across the United States. Deposits in interest-bearing accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to a coverage limit of $250,000 through December 31, 2012. Insurance on deposits in noninterest-bearing accounts is unlimited through December 31, 2012. The Company has both interest-bearing and noninterest-bearing accounts.

Beginning January 1, 2013, noninterest-bearing accounts will no longer be insured separately from the Company’s other accounts at the same FDIC-insured depository institution (IDI). Instead, noninterest-bearing and interest-bearing accounts will collectively be insured up to a coverage limit of $250,000, at each separately chartered IDI.

As a result, the Company may have balances that exceed the insured limit.

Advertising
Advertising costs are expensed as incurred and amounted to approximately $13,200 and $17,800 for the years ended December 31, 2012 and 2011, respectively.

NOTE 2: LINE-OF-CREDIT

The Operating Companies have negotiated a line-of-credit with Huntington Bank in the amount of $15,500,000. The bank has allocated the maximum line amounts to each of the operating companies as noted in the paragraphs below.

Heritage Plastics, Inc. maintains a $7,500,000 line-of-credit with Huntington Bank secured by equipment, inventory and accounts receivable which bears interest at the rate of LIBOR plus 2.5 percent (2.7108% percent at December 31, 2012). At December 31, 2012 and 2011, the outstanding balance was $5,300,929 and $3,823,828, respectively.

Heritage Plastics Central, Inc. maintains a $5,000,000 line-of-credit with Huntington Bank secured by equipment, inventory and accounts receivable which bears interest at the rate of LIBOR plus 2.5 percent (2.7108% percent at December 31, 2012). At December 31, 2012 and 2011, the outstanding balance was $2,830,486 and $2,660,432, respectively.

See independent auditor’s report.

NOTE 2: NOTES PAYABLE (Continued)

Heritage Plastics West, Inc. maintains a $4,000,000 line-of-credit with Huntington Bank secured by equipment, inventory and accounts receivable which bears interest at the rate of LIBOR plus 2.5 percent (2.7108% percent at December 31, 2012). At December 31, 2012 and 2011, the outstanding balance was $2,789,040 and $2,734,518, respectively.

The lines-of-credit and long-term debt (described in Note 3) contain covenants for debt coverage and minimum net worth. Management believes the entities are in compliance with all requirements for 2012.

See independent auditor’s report.

NOTE 3: LONG-TERM DEBT

The following is a summary of long-term debt as of December 31:

	2012	2011
Note payable to bank bearing interest at LIBOR plus 2.50% (2.7108% for December 2012), payable in monthly installments of $9,045 including interest through May 2018 with final balloon payment, collateralized by property and assets of related entities.	$575,998	$671,138

Note payable to bank bearing interest at LIBOR plus 2.50% (2.7108% for December 2012), payable in monthly installments of $15,459 including interest through May 2018 with final balloon payment, collateralized by property and assets of related entities.	984,062	1,146,815

Note payable to bank bearing interest at LIBOR plus 2.50% (2.7108% for December 2012), payable in monthly installments of $11,303 including interest through May 2018 with final balloon payment, collateralized by property and assets of related entities.	719,982	839,060

Note payable to bank bearing interest at LIBOR plus 2.50% (2.7108% for December 2012), payable in monthly installments of $10,060 including interest through November 2018 with final balloon payment, collateralized by property and assets of related entities.	624,319	718,512

Note payable to bank bearing interest at LIBOR plus 2.50% (2.7108% for December 2012), payable in monthly installments of $4,521 including interest through May 2018 with final balloon payment, collateralized by property and assets of related entities.	287,991	335,560

Note payable to bank bearing interest at LIBOR plus 2.50% (2.7108% for December 2012), payable in monthly installments of $30,393 including interest through November 2018 with final balloon payment, collateralized by property and assets of related entities	2,578,226	2,886,136

Note payable to bank bearing interest at LIBOR plus 2.50% (2.7108% for December 2012), payable in monthly installments of $17,379 through June 2018 with final balloon payment, collateralized by property and assets of related entities.	2,836,729	2,979,597

Note payable to bank bearing interest at 4.859%, payable in monthly installments including interest of $18,369 through December 2016, collateralized by property and assets of related entities.	789,569	977,041

Note payable to bank bearing interest at 8%, payable in monthly installments of $7,745 through December 2012, collateralized by assets of related entities. Paid in full during 2012.	—	146,723

Note payable to bank bearing interest at 8.75%, payable in monthly installments of $3,522 through March 2015, collateralized by property and assets of related entities. Paid in full during 2012.	—	61,569

Note payable to bank bearing interest at 4.443%, payable in monthly installments of $8,975 through September 2017, collateralized by assets of related entities.	460,005	—

Note payable to bank bearing interest at 4.553%, payable in monthly installments of $3,381 through May 2017, collateralized by assets of related entities.	162,063	—

Note payable to bank bearing interest at 4.562%, payable in monthly installments of $484 through August 2017, collateralized by assets of related entities.	24,351	—

	10,043,295	10,762,151
Less: principal due within one year	1,320,335	1,345,244
	$8,722,960	$9,416,907

Future scheduled maturities of long-term debt for the years ended:

2013	$1,320,335
2014	1,361,949
2015	1,404,980
2016	1,436,913
2017	1,217,285
Thereafter	3,301,833
$10,043,295

Interest paid amounted to $524,745 and $476,217 in 2012 and 2011.

See independent auditor’s report.

NOTE 4: DESCRIPTION OF LEASING ARRANGEMENTS

Heritage Plastics Central, Inc. leases the following facility from an affiliated company:

Weatherford, Texas

The Company leases land and a building from a related entity, Loan Star Rentals, LLC, under a lease agreement that expired in 2012 and is now being treated as a month-to-month lease. A new lease agreement is currently being negotiated. The lease is treated as an operating lease for financial statement purposes. The Company also leases equipment under month-to-month operating lease agreements. Charges to operations amounted to $355,200 for 2012 and 2011, respectively.

Heritage Plastics, Inc. leases the following facilities from affiliated companies:

Carrollton, Ohio

The Company leases land and a building from a related entity, Carroll Rentals, LLC, under a ten-year agreement expiring in 2022. The lease is treated as an operating lease for financial statement purposes. The Company also leases equipment under month-to-month operating lease agreements. Charges to operations amounted to $360,000 and $355,200 for 2012 and 2011, respectively.

Tampa, Florida

The Company leases land and a building from a related entity, Florida Rentals, LLC, under a ten-year agreement expiring in 2022. The lease is treated as an operating lease for financial statement purposes. The Company also leases equipment under month-to-month operating lease agreements. Charges to operations amounted to $336,000 and $355,200 for 2012 and 2011, respectively.

Heritage Plastics West, Inc. leases the following facility from an affiliated company:

Milford, Utah

The Company leases land and a building from a related entity, Milford Rentals, LLC, under a ten-year agreement expiring in 2017. The lease is treated as an operating lease for financial statement purposes. The Company also leases equipment under month-to-month operating lease agreements. Charges to operations amounted to $396,000 for 2012 and 2011, respectively.

The inter-company lease income and expense noted above was eliminated on the consolidated financial statements.

NOTE 4: DESCRIPTION OF LEASING ARRANGEMENTS (Continued)

The future minimum lease payments as of December 31, 2012 were as follows:

Year Ending	Amount

2013	$1,092,000
2014	1,092,000
2015	1,092,000
2016	1,092,000
2017	1,092,000
Thereafter	3,480,000

See independent auditor’s report.

NOTE 5: EMPLOYEE BENEFIT PLANS

The Operating Companies all sponsor a 401(k) plan which covers all eligible employees who meet minimum age and length of service requirements. Contributions to the plan are determined at the discretion of the board of directors. Total contributions of $37,530 and $0 were made during 2012 or 2011, respectively.

NOTE 6: FINANCIAL INSTRUMENTS

In the ordinary course of business with vendors, the Operating Companies are contingently liable for performance under standby letters of credit which totaled $105,000 at December 31, 2012 and 2011. Management does not expect any material losses from these instruments since performance is not likely to be required.

NOTE 7: RECLASSIFICATIONS

Certain 2011 amounts have been reclassified to conform with the 2012 consolidated financial statements. These reclassifications had no effect on shareholders’ and members’ equity or changes in shareholders’ and members’ equity.

NOTE 8: SUBSEQUENT EVENTS

In evaluating events that may have a material impact on the financial statements, the Company has considered activities through March 27, 2013, the date the financial statements were available to be released.

See independent auditor’s report.